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                                                                   EXHIBIT 10.12


                             CCA PRISON REALTY TRUST
                    NON-EMPLOYEE TRUSTEES' SHARE OPTION PLAN


         1. Purpose. The purpose of the CCA Prison Realty Trust Non-Employee Trustees' Share Option Plan (the "Plan") is to advance the interests of CCA Prison Realty Trust (the "Company") and its shareholders by encouraging increased share ownership by members of the Board of Trustees (the "Board") of the Company who are not employees of the Company, any subsidiary of the Company, Corrections Corporation of America ("CCA"), or any subsidiary of CCA to enhance long-term shareholder value through continuing ownership of the Company's common shares.

         2.      Administration.

                 (a) The Plan shall be administered by the Compensation Committee of the Board. The Compensation Committee shall have all the powers vested in it by the terms of the Plan, which shall include the authority (within the limitations described herein) to prescribe the form of the agreements embodying awards of non- qualified options (the "Options"). The Compensation Committee, subject to the provisions of the Plan, shall grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Compensation Committee in the administration of the Plan shall be final and conclusive. The Compensation Committee may act only by a majority of its members in office, except that the members of the Compensation Committee may authorize any one or more of their members or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Compensation Committee.

                 (b) Each person who is or shall have been a member of the Compensation Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Company's written approval) or paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the conditions that upon the institution of any claim, action, suit, or proceeding against him, he shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify him or hold him harmless. Each member of the Compensation Committee and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by an appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Compensation
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         Committee or an officer or employee of the Company be held liable for any determination made or other action taken or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken or any omission to act, when such determination, action, or omission is made in good faith.

         3. Participation. Each member of the Board of the Company who is not an employee of the Company or any subsidiary of the Company, but excluding Doctor R. Crants, Jr. (a "Non-Employee Trustee") shall receive Options in accordance with Section 5 below. As used herein, the term "subsidiary" means any corporation at least 40% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or CCA, as the case may be.

         4.      Awards Under the Plan.

                 (a) Type of Awards. Awards under the Plan shall include only Options, which are rights to purchase common shares of the Company having a par value of $.01 per share (the "Shares"). All Options are subject to the terms, conditions, and restrictions specified in Paragraph 5 below.

                 (b) Maximum Number of Shares That May Be Issued. No more than 150,000 Shares, subject to adjustment as provided in Paragraph 6 below, may be issued under the Plan pursuant to the exercise of Options.

                 (c) Rights with Respect to Shares. A Non-Employee Trustee to whom an Option is granted (and any person succeeding to such a Non-Employee Trustee rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares issuable pursuant to any such Option until the date of the issuance of a share certificate to him for such Shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions, or other rights (whether ordinary or extraordinary, and whether in cash, securities, or other property) for which the record date is prior to the date such share certificate is issued.

         5. Non-Qualified Options. All Options shall be options which are not "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each Option shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall be subject to the following terms and conditions:

                 (a) The option price per Share shall be 100% of the fair market value per Share at grant. The fair market value per Share on any given date, unless otherwise determined by the Compensation Committee in good faith, shall be the reported closing price of a Share on the New York Stock Exchange or, if no such sale of Shares is reported on the New York Stock Exchange on such date, the fair market value of the Share as determined by the Board



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         in good faith.  The options granted to Founding Trustees (as defined below) upon effectiveness of the Registration Statement (as defined below) will have an exercise price equal to the initial public offering price.

                 (b) Each Non-Employee Trustee as of the date the initial Registration Statement on Form S-11(the "Registration Statement") is declared effective by the Securities and Exchange Commission relating to the offering of 17,000,000 Shares will receive an Option to purchase 5,000 Shares on the date of the Registration Statement (each such trustee, a "Founding Trustee"). Each Non-Employee Trustee who is not a Founding Trustee (a "Non-Founding Trustee") will receive an Option to purchase 5,000 Shares on the date the Non-Founding Trustee is first elected or appointed to the Board of Trustees. In addition to the foregoing, each Non-Employee Trustee will receive an Option to purchase 5,000 Shares on each of the nine anniversary dates of the adoption of the Plan.

                 (c) The term of each Option shall be fixed by the Compensation Committee, but no Option shall be exercisable more than ten years after the date the Option is granted.

                 (d) Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at or after grant. If the Compensation Committee provides, in its sole discretion, that any Option is exercisable only in installments, the Compensation Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Compensation Committee shall determine, in its sole discretion.

                 (e) Subject to whatever installment exercise provisions apply under subparagraph (d), Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price either by check, note or such other instrument as the Compensation Committee may accept. As determined by the Compensation Committee in its sole discretion, at or after grant, payment in full or in part may also be made in the form of a share option or Shares already owned by the Non-Employee Trustee (based, in each case, on the fair market value of the share option or the Shares on the date the Option is exercised, as determined by the Compensation Committee in accordance with subparagraph (a)). No Shares shall be issued until full payment therefor has been made. Upon purchase of Shares, an optionee shall make such representations, warranties and covenants as the Compensation Committee may request.

                 (f) The Compensation Committee may, in its discretion, authorize all or a portion of the Options to be granted to a Non-Employee Trustee to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the Non-Employee Trustee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members,
         (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) certain affiliates of the Non-Employee Trustee, as determined





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         by the Compensation Committee, provided that (x) there may be no consideration for any such transfer, (y) the share option agreement pursuant to which such Options are granted must be approved by the Compensation Committee, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except those in accordance with this subparagraph (f). Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan or the option agreement executed pursuant hereto, the term "optionee" or "Non-Employee Trustee" shall be deemed to refer to the transferee.

                 (g) If an optionee ceases to be a member of the Board for any reason other than death or total disability, any unexercised Options held by such optionee shall immediately and automatically terminate.

                 (h) If an optionee ceases to be a member of the Board by reason of the optionee's death, any unexercised Options held by such optionee may thereafter be exercised in full (notwithstanding any vesting provisions to the contrary) by the legal representative of the optionee's estate or by the legatee of the optionee under the will of the optionee, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

                 (i) If an optionee ceases to be a member of the Board by reason of the optionee's total disability, any unexercised Options held by such optionee may thereafter be exercised in full (notwithstanding any vesting provisions to the contrary) by the optionee or his or her legal representative for a period of one year from the date of determination of total disability by the Compensation Committee or until the expiration of the stated term of such Option, whichever period is shorter. For purposes hereof, total disability shall be determined under procedures established by the Compensation Committee for purposes of this Plan.

         6. Capital Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split or other change in corporate structure affecting the Shares, an adjustment shall be made in the aggregate number of Shares reserved for issuance under the Plan and in the number and price of Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate by the Compensation Committee, in its sole discretion, provided that the number of Shares subject to an Option shall always be a whole number.

         7. Authority to Issue Shares. The Company, during the term of the Options granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Options granted under the Plan. If in the opinion of its counsel the issuance or sale of any Shares hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction,





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authority deemed by such counsel to be necessary to such issuance or sale, the
Company shall not be obligated to issue or sell any such Shares.

         8. Ownership Limitation. All Options shall be subject to the ownership limitations set forth in the Declaration of Trust of the Company. Without limiting the generality of the foregoing, any Option which causes a Non-Employee Trustee, or any constructive or beneficial owner of Shares subject to such Option (as determined under Sections 318 and 544, respectively, of the Code), to own or be deemed to own Shares in excess of such ownership limitations shall be void ab initio.

         9.      Miscellaneous Provisions.

                 (a) No Non-Employee Trustee or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving a Non-Employee Trustee any right to be retained in the service of the Company.

                 (b) Except as provided in Section 5 (f), an optionee's rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.


                 (c) No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, and other securities laws.

                 (d) The expenses of administration of the Plan shall be borne by the Company.

                 (e) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the issuance of Shares upon exercise of any Option under the Plan and issuance of Shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

                 (f) By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through an optionee shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Compensation Committee.

                 (g) The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Options hereunder or any Shares issued pursuant hereto as may be required by the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, or any other applicable statute, rule, or regulation





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         (excluding reports pursuant to Section 16 of the Securities Exchange
         Act of 1934, which shall be the sole responsibility of a Non-Employee Trustee who exercises an Option).

         10. Amendment. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable. No amendment of the Plan shall materially and adversely affect any right of any optionee with respect to any Option theretofore granted without such optionee's written consent.

         11. Effective Date. This Plan shall be effective on Monday, April 21, 1997.

         12. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

                 (a) the adoption of a resolution of the Board terminating the Plan; or

                 (b)      December 31, 2007.

         No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.





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